MuniInsured
                                                              Fund, Inc.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              March 31, 2000

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the six months ended March 31, 2000, MuniInsured Fund, Inc. earned $0.230 per share income dividends, which included earned and unpaid dividends of $0.039. This represents a net annualized yield of 5.00%, based on a month-end per share net asset value of $9.15. Over the same period, the Fund's total investment return was +1.92%, based on a change in per share net asset value from $9.27 to $9.15, and assuming reinvestment of $0.228 per share ordinary income dividends and $0.020 per share capital gains distributions.

The Municipal Market Environment

Since October 1, 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Current estimates for first quarter 2000 economic growth are in the 4.5%-5.5% range. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressure at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields had risen almost 70 basis points (0.70%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose nearly 40 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored continued strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current and, more importantly, expected future issuance, helped push bond yields lower in February and March 2000. In late January and early February 2000, the US Treasury announced it intended to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would also allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sector. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity, and bond prices quickly rose. By March 31, 2000, US Treasury bond yields had declined 60 basis points to 5.83%. The dramatic decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen more than 20 basis points.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 30 basis points to finish the six-month period ended March 31, 2000 at 6.03%. During the last six months, municipal bond yields declined overall less than 10 basis points.

The relative underperformance of the municipal bond market in recent months has been especially

MuniInsured Fund, Inc.                                            March 31, 2000

disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $206 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the three months ended March 31, 2000, approximately $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the March 31, 1999 quarter. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last three months, tax-exempt mutual funds have had net redemptions of approximately $6 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in May and perhaps June 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended March 31, 2000, we continued to focus on seeking to enhance the level of tax-exempt income to shareholders and to moderate price volatility of the Fund. We continued to concentrate on the acquisition of larger couponed issues in the 15-year-20-year maturity range and the sale of long duration bonds. In response to the steepness of the municipal bond market's yield curve, these issues represented 90%-95% of the yield available on the long-term end of the yield curve. This maturity sector also provided greater protection from current market volatility.

Looking ahead, we expect to maintain the Fund's fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to stay in a narrow range, we do not foresee any consequential changes to the portfolio's current structure. We plan to continue to maintain our present investment strategy in the coming months. If either the US economy or equity markets display any major weakness, we are prepared to adopt a more positive position in an effort to enhance portfolio appreciation.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

April 24, 2000

MuniInsured Fund, Inc.                                            March 31, 2000

PROXY RESULTS

During the six-month period ended March 31, 2000, MuniInsured Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted               Shares Withheld
                                                                                               For                     From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:               Terry K. Glenn                              7,134,485                    634,204
                                                Joe Grills                                  7,135,575                    633,113
                                                Walter Mintz                                7,131,207                    637,481
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted   Shares Voted   Shares Voted
                                                                                               For          Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                                    7,669,590       29,881        69,217
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P     Moody's        Face
State                   Ratings   Ratings       Amount                            Issue                                      Value
-----------------------------------------------------------------------------------------------------------------------------------

Alaska--2.9%              AAA       Aaa         $1,150   Alaska, Energy Authority, Power Revenue Refunding Bonds
                                                         (Bradley Lake), 4th Series, 6% due 7/01/2020 (j)                   $ 1,198
                          NR*       Aaa          1,000   Alaska State Housing Finance Corporation, Revenue Refunding
                                                         Bonds, RITR, Series 2, 7.42% due 12/01/2024 (b)(f)(g)(i)               965
-----------------------------------------------------------------------------------------------------------------------------------
California--21.0%         AAA       Aaa          1,405   California Educational Facilities Authority Revenue Bonds
                                                         (Loyola Marymount University), 5.90% due 10/01/2021 (b)              1,431
                          AAA       Aaa          1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)        1,508
                          BBB+      Baa1         1,000   California Health Facilities Finance Authority, Revenue
                                                         Refunding Bonds (Catholic Healthcare West), Series A,
                                                         5% due 7/01/2028                                                       736
                          AAA       Aaa          3,025   California State, GO, 5.375% due 6/01/2026 (d)                       2,896
                          A+        Aa3          3,000   Los Angeles, California, Department of Water and Power,
                                                         Electric Plant Revenue Refunding Bonds, 6.10% due 2/15/2017          3,078
                          NR*       Aaa          1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                         RITR, AMT, Series RI-7, 8.045% due 11/01/2026 (b)(f)                 1,064
                          AAA       Aaa          1,450   Los Angeles County, California, Metropolitan Transportation
                                                         Authority, Sales Tax Revenue Refunding Bonds (Property A),
                                                         First Tier, Senior Series A, 5.25% due 7/01/2016 (b)                 1,425
                          AAA       Aaa          2,145   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                         5.75% due 11/01/2021 (d)                                             2,137
                          AAA       Aaa          1,300   San Bernardino County, California, COP, Refunding (Medical
                                                         Center Financing Project), 5.50% due 8/01/2019 (b)                   1,273
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes

MuniInsured Fund, Inc.                                            March 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P     Moody's        Face
State                   Ratings   Ratings       Amount                            Issue                                      Value
-----------------------------------------------------------------------------------------------------------------------------------
Colorado--3.4%            NR*       Aaa         $1,000   Colorado Health Facilities Authority, Hospital Revenue
                                                         Refunding Bonds (Poudre Valley Health Care), Series A,
                                                         5.75% due 12/01/2023 (j)                                           $   988
                          AAA       VMIG1+         100   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                         VRDN, 3.85% due 5/01/2013 (a)(c)                                       100
                          A1        NR*          1,400   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                         Project), VRDN, AMT, Series B, 4% due 4/01/2014 (c)                  1,400
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut--3.4%         AAA       Aaa          1,750   Bridgeport, Connecticut, GO, Refunding, Series A, 5.875%
                                                         due 7/15/2019 (d)                                                    1,775
                          AA        Aa2            755   Connecticut State, HFA, Revenue Refunding Bonds (Housing
                                                         Mortgage Finance Program), AMT, Series A, Sub-Series A-2,
                                                         6.45% due 5/15/2022                                                    764
-----------------------------------------------------------------------------------------------------------------------------------
Illinois--12.7%           AAA       Aaa          2,000   Chicago, Illinois, Board of Education, GO (Chicago School Reform),
                                                         5.75% due 12/01/2020 (a)                                             1,985
                          AAA       Aaa          1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                         6.375% due 1/01/2005 (b)(h)                                          1,077
                          AAA       Aaa          1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                         Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)               1,060
                          AA        Aa2          1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, Sub-Series
                                                         D-1, 6.40% due 8/01/2017                                             1,010
                          AAA       Aaa          3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                         (Ingalls Health System Project), 6.25% due 5/15/2024 (b)             3,042
                          AAA       Aaa          1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                         Series C, 7.75% due 6/01/2020 (d)                                    1,243
-----------------------------------------------------------------------------------------------------------------------------------
Indiana--3.4%             AAA       Aaa          1,360   Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                         Refunding Bonds, First Mortgage, 6.125% due 7/15/2019 (b)            1,400
                          AAA       NR*          1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                         Program), Series A, 6.75% due 2/01/2017                              1,080
-----------------------------------------------------------------------------------------------------------------------------------
Kansas--3.5%              AAA       Aaa          2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                         Company Project), 7% due 6/01/2031 (b)                               2,607
-----------------------------------------------------------------------------------------------------------------------------------
Maine--0.8%               AA        Aa2            565   Maine State Housing Authority, Mortgage Purchase Revenue
                                                         Bonds, AMT, Series C-2, 6.875% due 11/15/2023                          585
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.3%       AAA       Aaa            785   Massachusetts Education Loan Authority, Education Loan
                                                         Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)        828
                          AAA       Aaa          1,500   Massachusetts State, GO, Consolidated Loan, Series B, 5.875%
                                                         due 8/01/2004 (d)(h)                                                 1,586
-----------------------------------------------------------------------------------------------------------------------------------
Michigan--0.4%            A1+       VMIG1+         100   University of Michigan, University Hospital Revenue Bonds,
                                                         VRDN, Series A, 3.85% due 12/01/2027 (c)                               100
                          A1+       VMIG1+         200   University of Michigan, University Revenue Bonds (Medical
                                                         Service Plan), VRDN, Series A, 3.85% due 12/01/2027 (c)                200
-----------------------------------------------------------------------------------------------------------------------------------
New York--5.2%            AAA       Aaa          1,450   Metropolitan Transportation Authority, New York, Commuter
                                                         Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (d)             1,500
                          AAA       Aaa          1,500   New York City, New York, City Municipal Water Finance Authority,
                                                         Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                                         7.145% due 6/15/2026 (b)(f)                                          1,472
                          AAA       Aaa          1,000   New York State Dormitory Authority, Revenue Refunding Bonds
                                                         (Mental Health Services Facilities Improvement), Series D,
                                                         5% due 2/15/2023 (b)                                                   884
-----------------------------------------------------------------------------------------------------------------------------------
Ohio--1.3%                AAA       Aaa          1,000   Ohio HFA, Mortgage Revenue Refunding Bonds (Residential),
                                                         AMT, Series C, 5.75% due 9/01/2030 (e)                                 957
-----------------------------------------------------------------------------------------------------------------------------------
Oregon--0.4%              NR*       VMIG1+         300   Oregon State Health, Housing, Educational and Cultural
                                                         Facilities Authority Revenue Bonds (Guide Dogs for the Blind),
                                                         VRDN, Series A, 3.95% due 7/01/2025 (c)                                300
-----------------------------------------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                            March 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P     Moody's        Face
State                   Ratings   Ratings       Amount                            Issue                                      Value
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.6%        NR*       Aaa         $2,725   Allegheny County, Pennsylvania, COP, 5% due 12/01/2024 (a)        $  2,399
                          AAA       Aaa          2,000   Pittsburgh and Allegheny Counties, Pennsylvania, Public
                                                         Auditorium Revenue Bonds (Hotel Room), 5% due 2/01/2024 (a)          1,766
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee--3.3%           AAA       Aaa          2,400   Memphis-Shelby County, Tennessee, Airport Authority, Airport
                                                         Revenue Bonds, AMT, Series D, 6% due 3/01/2024 (a)                   2,409
-----------------------------------------------------------------------------------------------------------------------------------
Texas--9.3%               AAA       Aaa          1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                         (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)         1,202
                          AAA       Aaa          1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                                         Bonds (Joint Dallas-Fort Worth International), AMT, 5.75%
                                                         due 11/01/2024 (b)                                                   1,454
                          AAA       Aaa          3,000   Harris County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Bonds (Hermann Hospital Project), 6.375%
                                                         due 10/01/2004 (b)(h)                                                3,203
                          AAA       Aaa          1,000   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                                         Series A, 6.75% due 7/01/2021 (d)                                    1,040
-----------------------------------------------------------------------------------------------------------------------------------
Washington--14.8%         AAA       Aaa          2,000   Port Seattle, Washington, Passenger Facility Charge Revenue
                                                         Bonds, Series A, 5% due 12/01/2023 (b)                               1,763
                          AAA       Aaa          1,720   Seattle, Washington, Drain and Wastewater Utility Revenue
                                                         Bonds, 5.75% due 11/01/2029 (b)                                      1,691
                          AAA       Aaa          2,000   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                         due 7/01/2029 (d)                                                    2,026
                          AAA       Aaa          2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375%
                                                         due 12/01/2015 (d)                                                   2,397
                          AAA       Aaa          1,520   Washington State Health Care Facilities Authority, Revenue
                                                         Refunding Bonds (Catholic Health Initiatives), Series A,
                                                         5.125% due 12/01/2021 (b)                                            1,353
                          NR*       Aaa          1,630   Washington State Housing Finance Commission Revenue Bonds
                                                         (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(i)           1,666
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.2%       AAA       Aaa          1,500   Harrison County, West Virginia, County Commission for Solid
                                                         Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                         Series C, 6.75% due 8/01/2024 (a)                                    1,602
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.6%           AAA       Aaa          1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                         Bonds, Series A, 6% due 7/01/2015 (b)                                1,158
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$72,278)--98.5%                                                                                     72,783
Other Assets Less Liabilities--1.5%                                                                                           1,111
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $73,894
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(g)   FHA Insured.
(h)   Prerefunded.
(i)   FNMA Collateralized.
(j)   FSA Insured.
 *    Not Rated.
 +    Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2000

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 2000

Assets:             Investments, at value (identified cost--$72,278,383) ...........................                   $ 72,782,604
                    Cash ...........................................................................                         46,472
                    Receivables:
                      Securities sold ..............................................................  $  3,255,605
                      Interest .....................................................................     1,231,277        4,486,882
                                                                                                      ------------
                    Prepaid expenses and other assets ..............................................                         22,210
                                                                                                                       ------------
                    Total assets ...................................................................                     77,338,168
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                      Securities purchased .........................................................     3,320,455
                      Dividends to shareholders ....................................................        44,337
                      Investment adviser ...........................................................        28,025        3,392,817
                                                                                                      ------------
                    Accrued expenses and other liabilities .........................................                         51,810
                                                                                                                       ------------
                    Total liabilities ..............................................................                      3,444,627
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets .....................................................................                   $ 73,893,541
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Capital:            Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                    8,079,388 shares issued and outstanding ........................................                   $    807,939
                    Paid-in capital in excess of par ...............................................                     74,515,276
                    Undistributed investment income--net ...........................................                        338,666
                    Accumulated realized capital losses on investments--net ........................                     (1,947,464)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net ............................................................                       (325,097)
                    Unrealized appreciation on investments--net ....................................                        504,221
                                                                                                                       ------------
                    Total capital--Equivalent to $9.15 net asset value per share of
                    Common Stock (market price--$7.625) ............................................                   $ 73,893,541
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2000

Statement of Operations for the Six Months Ended March 31, 2000

Investment Income:      Interest and amortization of premium and discount earned ...................                    $ 2,161,647
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees ...................................................      $184,629
                        Professional fees ..........................................................        26,898
                        Transfer agent fees ........................................................        16,730
                        Accounting services ........................................................        15,763
                        Directors' fees and expenses ...............................................        12,537
                        Printing and shareholder reports ...........................................        10,190
                        Listing fees ...............................................................         5,220
                        Pricing fees ...............................................................         4,584
                        Custodian fees .............................................................         3,069
                        Other ......................................................................         6,960
                                                                                                          --------
                        Total expenses .............................................................                        286,580
                                                                                                                        -----------
                        Investment income--net .....................................................                      1,875,067
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized   Realized loss on investments--net ..........................................                     (1,788,567)
Gain (Loss) on          Change in unrealized appreciation/depreciation on investments--net .........                        923,525
Investments--Net:                                                                                                       -----------
                        Net Increase in Net Assets Resulting from Operations .......................                    $ 1,010,025
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                  For the Six             For the
                                                                                                  Months Ended          Year Ended
                                                                                                    March 31,          September 30,
Increase (Decrease) in Net Assets:                                                                    2000                  1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations:         Investment income--net ...................................................   $  1,875,067          $  3,784,514
                    Realized gain (loss) on investments--net .................................     (1,788,567)              770,017
                    Change in unrealized appreciation/depreciation on investments--net .......        923,525            (7,605,314)
                                                                                                 ------------          ------------
                    Net increase (decrease) in net assets resulting from operations ..........      1,010,025            (3,050,783)
                                                                                                 ------------          ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &         Investment income--net ...................................................     (1,841,349)           (3,813,859)
Distributions to    Realized gain on investments--net ........................................       (158,897)           (1,181,313)
Shareholders:       In excess of realized gain on investments--net ...........................             --              (325,097)
                                                                                                 ------------          ------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders ..........................................................     (2,000,246)           (5,320,269)
                                                                                                 ------------          ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Total decrease in net assets .............................................       (990,221)           (8,371,052)
                    Beginning of period ......................................................     74,883,762            83,254,814
                                                                                                 ------------          ------------
                    End of period* ...........................................................   $ 73,893,541          $ 74,883,762
                                                                                                 ============          ============
-----------------------------------------------------------------------------------------------------------------------------------
                  * Undistributed investment income--net .....................................   $    338,666          $    304,948
                                                                                                 ============          ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                                For the
The following per share data and ratios have been derived                      Six Months               For the Year Ended
from information provided in the financial statements.                           Ended                     September 30,
                                                                                March 31,    --------------------------------------
Increase (Decrease) in Net Asset Value:                                           2000         1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ................        $  9.27     $ 10.30    $ 10.02   $  9.77   $  9.64
Operating                                                                        -------     -------    -------   -------   -------
Performance:        Investment income--net ..............................            .23         .47        .50       .51       .51
                    Realized and unrealized gain (loss) on
                    investments--net ....................................           (.10)       (.84)       .43       .31       .13
                                                                                 -------     -------    -------   -------   -------
                    Total from investment operations ....................            .13        (.37)       .93       .82       .64
                                                                                 -------     -------    -------   -------   -------
                    Less dividends and distributions:
                      Investment income--net ............................           (.23)       (.47)      (.50)     (.51)     (.51)
                      Realized gain on investments--net .................           (.02)       (.15)      (.15)     (.06)       --
                      In excess of realized gain on investments--net ....             --        (.04)        --        --        --
                                                                                 -------     -------    -------   -------   -------
                    Total dividends and distributions ...................           (.25)       (.66)      (.65)     (.57)     (.51)
                                                                                 -------     -------    -------   -------   -------
                    Net asset value, end of period ......................        $  9.15     $  9.27    $ 10.30   $ 10.02   $  9.77
                                                                                 =======     =======    =======   =======   =======
                    Market price per share, end of period ...............        $ 7.625     $  8.00    $9.8125   $  9.50   $  8.75
                                                                                 =======     =======    =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on market price per share .....................          (1.58%)+   (12.58%)    10.55%    15.73%     5.91%
Return:**                                                                        =======     =======    =======   =======   =======
                    Based on net asset value per share ..................           1.92%+     (3.49%)    10.02%     9.33%     7.34%
                                                                                 =======     =======    =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ............................................            .77%*       .78%       .77%      .78%      .78%
Net Assets:                                                                      =======     =======    =======   =======   =======
                    Investment income--net ..............................           5.06%*      4.74%      4.96%     5.15%     5.15%
                                                                                 =======     =======    =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) ............        $73,894     $74,884    $83,255   $80,963   $78,916
Data:                                                                            =======     =======    =======   =======   =======
                    Portfolio turnover ..................................          39.73%      71.48%     53.14%    73.22%    94.61%
                                                                                 =======     =======    =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniInsured Fund, Inc.                                            March 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2000, were $28,941,023 and $27,254,865, respectively.

Net realized losses for the six months ended March 31, 2000 and net unrealized gains as of March 31, 2000, were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(1,542,998)       $   504,221
Financial futures contracts .............           (245,569)                --
                                                 -----------        -----------
Total ...................................        $(1,788,567)       $   504,221
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $504,221, of which $1,650,434 related to appreciated securities and $1,146,213 related to depreciated securities. The aggregate cost of investments at March 31, 2000 for Federal income tax purposes was $72,278,383.

4. Common Stock Transactions:

At March 31, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 2000 and for the year ended September 30, 1999 remained constant.

5. Subsequent Event:

On April 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.039384 per share, payable on April 27, 2000 to shareholders of record as of April 17, 2000.

QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     87.3%
AA/Aa ..............................................................      7.4
BBB/Baa ............................................................      1.0
Other* .............................................................      2.8
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

MuniInsured Fund, Inc.                                            March 31, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10662--3/00

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